ANNUAL REPORT









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                              Morgan FunShares, Inc.


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                                  June 30, 2000
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          MORGAN FUNSHARES SEMI-ANNUAL REPORT - LETTER TO SHAREHOLDERS




Dear Shareholder:

Our basic philosophy in Morgan FunShares is to own stocks in well know companies making habit forming commodities. It has been our thought to stick with this philosophy through both good and bad times. At the moment, on a relative basis, we are going through some bad times when compared to the performance of the stocks of the new internet and technology companies.

People are actually selling their shares in many established, profitable companies to buy shares in these high flyers. It is our opinion that this investment style will end soon and we will return to a more rational approach to investing.

I hope all of our shareholders agree with our philosophy. We believe that our approach is much more stable and long-lasting.

If any of our shareholders would like to submit a company for our consideration as our next purchase, we would be delighted to hear from you.

Best regards,



Burton D. Morgan

================================================================================
MORGAN FUNSHARES
================================================================================
                                                         Schedule of Investments
                                                       June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
 Shares/Principal Amount                        Market Value         % of Assets
--------------------------------------------------------------------------------
 Beverage Alcoholic
            6,000 Anheuser Busch                     448,125
           10,000 Seagrams                           580,000
                                                   ---------
                                                   1,028,125              11.32%
 Beverage Non-Alcoholic
            8,000 Coca Cola                          459,500
           10,000 PepsiCo                            444,375
                                                   ---------
                                                     903,875               9.96%
 Consumer Products -Retail
            4,000 Eastman Kodak                      238,000               2.62%

 Consumer Products -Paper
            8,000 Kimberly Clark Corp.               459,000               5.06%

 Consumer Products -Food
            6,400 McDonalds Corp.                    210,800
            6,000 Nabisco Group                      155,625
            1,000 Tricon Global Restaurants*          28,250
            5,000 Wrigley Jr. Co.                    400,938
                                                   ---------
                                                     795,613               8.76%
 Drugs & Toiletries
           10,000 Carter Wallace                     201,250               2.22%



 Entertainment
            5,000 Harrah's Entertainment*            104,688
           20,000 Time Warner Inc.                 1,520,000
            9,000 Walt Disney Co.                    349,312
                                                   ---------
                                                   1,974,000              21.74%
 Gaming
           11,000 Mandalay Resort Group              220,000
           10,000 International Game Technology      265,000
                                                   ---------
                                                     485,000               5.34%

 Healthcare Products
           12,000 Bristol Myers Squibb Co.           699,000
            8,000 Gillette Co,                       279,500
           12,000 Johnson & Johnson                1,222,500
                                                   ---------
                                                   2,201,000              24.24%

 Tobacco
            3,000 Gallaher Group PLC                  64,313
           15,000 Phillip Morris Companies Inc.      398,437
            2,000 RJR Reynold Tobacco                 55,875
                                                   ---------
                                                     518,625               5.71%

 Total Common Stocks                               8,804,488              96.98%
                                                   ---------

 Bonds
          100,000 Federal National Mortgage           96,370               1.06%
                                                   ---------


 Cash and Equivalents
          171,892 Firstar Treasury Fund              171,892               1.89%
                                                   ---------


                  Total Investments                9,072,750              99.94%

                  Other Assets Less Liabilities        5,678               0.06%

                  Net Assets                       9,078,428             100.00%

================================================================================
MORGAN FUNSHARES
================================================================================
Statement of Assets and Liabilites
     June 30, 2000 (Unaudited)

Assets:
     Investment Securities at Market Value                            9,072,750
          (Identified Cost -  3,675,069)
     Cash                                                                   100
     Receivables:
          Dividends and Interest                                          8,681
     Other Assets                                                             -
                                                                      ---------
               Total Assets                                           9,081,531
Liabilities
     Payables:
          Shareholder Distributions                                           -
          Accrued Expenses                                                3,103
                                                                      ---------
               Total Liabilities                                          3,103

Net Assets                                                            9,078,428

Net Assets Consist of:
     Capital Paid In                                                  3,887,652
     Undistributed Net Investment Income                               (174,691)
     Accumulated Realized Gain (Loss) on Investments - Net              (32,214)
     Unrealized Appreciation in Value
          of Investments Based on Identified Cost - Net               5,397,681
                                                                      ---------
Net Assets, for 118,487 Shares Outstanding                            9,078,428
Net Asset Value and Redemption Price
     Per Share ($1,441,748/118,487 shares)
                                                                           7.72
Offering Price Per Share                                                   7.72

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MORGAN FUNSHARES
================================================================================
 Statement of Operations
         For six months ending June 30, 2000 (Unaudited)

Investment Income:
     Dividends                                                            57,348
     Interest                                                              8,279
                                                                         -------
          Total Investment Income                                         65,627

Expenses
     Management Fees (Note 2)                                             42,157
     Custodial Fee                                                         1,906
     Legal fees                                                            4,827
     Transfer Agent Fees                                                  20,447
     Board of Dir fees                                                       700
     Regsrtation Fees                                                      2,000
     Audit                                                                 4,800
     Other expenses                                                        7,292
                                                                         -------
          Total Expenses                                                  84,129

Net Investment Income                                                   (18,502)

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                                (32,214)
     Unrealized Gain (Loss) from
       Appreciation (Depreciation) on Investments                        480,687
                                                                        --------
Net Realized and Unrealized Gain (Loss) on Investments                   448,473

Net Increase (Decrease) in Net Assets from Operations                    429,971

================================================================================
MORGAN FUNSHARES
================================================================================

Statement of Changes in Net Assets (Unaudited)
                                                                                        1/01/00            1/01/99
                                                                                          to                 to
                                                                                        6/30/00           12/31/99
From Operations:
     Net Investment Income                                                            (18,502.00)        (46,311.00)
     Net Realized Gain (Loss) on Investments                                          (32,214.00)              0.00
     Net Unrealized Appreciation (Depreciation)                                       480,687.00        (376,988.00)
                                                                                    -------------      -------------
     Increase (Decrease) in Net Assets from Operations                                429,971.00        (423,299.00)
From Distributions to Shareholders
     Net Investment Income                                                                  0.00               0.00
     Net Realized Gain (Loss) from Security Transactions                                    0.00               0.00
                                                                                    -------------      -------------
     Net  Increase (Decrease) from Distributions                                            0.00               0.00
From Capital Share Transactions:
     Proceeds From Sale of  0 Shares                                                        0.00               0.00
     Net Asset Value of 0 Shares Issued on Reinvestment of Dividends                        0.00               0.00
     Cost of 0 Shares Redeemed                                                              0.00               0.00
                                                                                    -------------      -------------
                                                                                            0.00               0.00

Net Increase  in Net Assets                                                           429,971.00        (423,299.00)
Net Assets at Beginning of Period                                                   8,648,457.00       9,071,756.00
Net Assets at End of Period                                                         9,078,428.00       8,648,457.00
                                                                                    =============      =============

================================================================================
MORGAN FUNSHARES
================================================================================

Financial Highlights (Unaudited)
Selected data for a share of common stock                                1/01/00      1/01/99      1/01/98      1/01/97      1/01/96
    outstanding throughout the period:                                     to           to           to           to           to
                                                                         6/30/00     12/31/99     12/31/98     12/31/97     12/31/96
Net Asset Value -
     Beginning of Period                                                 $7.35        $7.71        $6.49        $5.37        $4.67
Net Investment Income/Loss                                               (0.02)       (0.04)       (0.03)        0.04        (0.04)
Net Gains or Losses on Securities
     (realized and unrealized)                                            0.39        (0.32)        1.25         1.12         0.74
                                                                         ------       ------       ------       ------       ------
Total from Investment Operations                                          0.37        (0.36)        1.22         1.16         0.70
Dividends
     (from net investment income)                                         0.00         0.00         0.00        (0.04)        0.00
Distributions (from capital gains)                                        0.00         0.00         0.00         0.00         0.00
Return of Capital                                                         0.00         0.00         0.00         0.00         0.00
                                                                         ------       ------       ------       ------       ------
     Total Distributions                                                  0.00         0.00         0.00        (0.04)        0.00
Net Asset Value
     End of Period                                                       $7.72        $7.35        $7.71        $6.49        $5.37
Total Return                                                             36.08%       (4.67)%      18.80%       21.61%       15.01%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)                                   9,078        8,648        9,072        7,634        6,310
   Ratio of Expenses to Average Net Assets (before reimbursements)        1.13%        1.98%        2.43%        1.99%        2.80%
   Ratio of Expenses to Average Net Assets (after reimbursements)         1.13%        1.98%        2.00%        1.31%        2.80%
   Ratio of Net Income to Average Net Assets(before reimbursements)     (0.71)%       (0.51)%      (0.86)%      (0.11)%      (0.71)%
   Ratio of Net Income to Average Net Assets(after reimbursements)      (0.71)%       (0.51)%      (0.43)%       0.58 %      (0.71)%
Portfolio Turnover Rate                                                   1.14%        0.00%        0.00%        0.00%        0.00%




1.   Significant Accounting Policies
     Morgan FunShares, Inc., (The Fund), a non-diversified, closed-end management investment company that seeks appreciation of capital, primarily through investments in equity securities of companies that derive 50% or more of their revenues from the sale of consumer non-durable products and entertainment. The Fund was incorporated under the laws of the State of Ohio, registered under The Investment Company Act of 1940, as amended for years ending after December 31, 1993. Significant accounting policies of the Fund are presented below:

     Securities Valuation:
     The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day or at fair value. Short-term investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     Security Transaction Timing:

     Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     Income Taxes:
     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains.

     Identified cost equals tax basis of securities. The Fund has loss carryover's of $156,189 that expire as follows: $16,097 in 2002, $26,492 in 2003, and $113,600 in 2005.

     Estimates:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   Investment Advisory Agreement
     The Fund has entered into an investment advisory agreement with Burton D. Morgan. The Investment Advisor receives from the Fund as compensation for his services to the Fund an annual fee of 1% of the average value of the Fund's net assets up to $150,000,000 and 0.75% of the average value of the Fund's net assets in excess of $150,000,000. The advisor will reimburse the fund for any management fees which cause the total expenses to exceed 2% of average net assets. The Advisor was paid $42,157 during the six months ending June 30, 2000 net of reimbursements.

3.   Related Party Transactions
     Certain officers and/or directors of the Fund are officers and/or directors of Maxus Investment Group. Maxus Investment Group owns 49% of Mutual Shareholder Services, which provides accounting services to the Fund. Each director who is not an "affiliated person" receives an attendance fee of $100 per meeting.

     Maxus Securities is a registered broker dealer. Certain officers and/or directors of the Fund are officers and/or directors of the broker dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. For this service Maxus Securities received commissions of $3,097 for the six months ending June 30, 2000.

4.   Capital Stock and Distribution
     At June 30, 2000, 2,500,000 shares of capital stock without par value were authorized, and paid-in capital amounted to $3,887,652. Transactions in common stock were as follows:


                   Shares sold                              0
                   Shares retired                           0
                                                       ------
                   Net Increase                             0
                   Shares Outstanding:
                       Beginning of Period          1,175,910
                       End of Period                1,175,910

     Distributions to shareholders are recorded on the ex-dividend date. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.

5.   Purchases and Sales of Securities
     During the six months ending June 30, 2000, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $0 and $197,443 respectively. Purchases and sales of U.S. Government obligations aggregated $98,437 and $0 respectively.

6.   Ownership-Control
     Approximately 65% of the Fund's outstanding shares are owned by Burton D. Morgan and his family. Burton D. Morgan is a Director of the Fund and the Fund's investment advisor. Burton D. Morgan may be deemed to be a controlling person.

7.   Security Transactions
     For Federal income tax purposes, the cost of investments owned at June 30, 2000 was the same as identified cost.

     At June 30, 2000, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

       Appreciation       (Depreciation)       Net Appreciation (Depreciation)
         5,518,163          (120,482)                    5,397,681

                             Morgan FunShares, Inc.
                              1301 East Ninth St.
                                   Suite 3600
                              Cleveland, OH 44114
                                 (216)687-1000

                               Investment Advisor
                               ------------------
                                Burton D. Morgan
                           10 West Streetsboro Street
                                Hudson, OH 44236

                               Board of Directors
                               ------------------
                                  Keith Brown
                               William K. Cordier
                               J. Martin Erbaugh
                               James M. Hojnacki
                                Burton D. Morgan
                                Robert F. Pincus

                                    Officers
                           --------------------------
                           Burton D. Morgan, Chairman
                          Robert F. Pincus, President
                        James C. Onorato, Vice-President
                        Catherine Kantorowski, Secretary

                                   Custodian
                               -----------------
                               Firstar Bank, N.A.
                               425 Walnut Street
                                 P.O. Box 1118
                          Cincinnati, Ohio 45201-1118

                                 Transfer Agent
                               -----------------
                               Firstar Bank, N.A.
                               425 Walnut Street
                                 P.O. Box 1118
                          Cincinnati, Ohio 45201-1118

                                 Legal Counsel
                       ---------------------------------
                       Buckingham, Doolittle & Burroughs
                        One Cleveland Center, Suite 1700
                             1375 East Ninth Street
                           Cleveland, Ohio 44114-1724

                                    Auditor
                        -------------------------------
                        McCurdy & Associates CPA's Inc.
                               27955 Clemens Raod
                             Westlakes, Ohio 44145


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